FIRST AMENDMENT TO
1999 LOAN AND SECURITY AGREEMENT                       Fleet Retail Finance Inc.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT

                            First Amendment Effective Date ......August 10, 2000

          THIS FIRST AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 30, 1999 agreement styled "1999 Loan and Security Agreement" (the "Loan Agreement") between

                         BankBoston  Retail  Finance  Inc.  (now  known as Fleet
                    Retail Finance Inc.), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

                  and

                          The Revolving Credit Lenders

                  and

                           The Term Lender

                  On the one hand

                  and

                         J. Baker,  Inc., a Massachusetts  corporation  with its
                    principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021 as agent for the following:

                         Morse  Shoe,  Inc.  ( a Delaware  corporation  with its
                    principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                         JBI,  Inc.  (  a  Massachusetts  corporation  with  its
                    principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                         JBI Apparel, Inc.( a Massachusetts corporation with its
                    principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                         The Casual  Male,  Inc. ( a  Massachusetts  corporation
                    with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

                         WGS  Corp.  (  a  Massachusetts  corporation  with  its
                    principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021); and

                         TCMB&T,  Inc.( a  Massachusetts  corporation  with  its
                    principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

         on the other,

                                   WITNESSETH:

         1.       AMENDMENT OF LOAN AGREEMENT:

          Subject to the satisfaction of the Conditions to Effectiveness of Amendment set forth in (2), below, the Loan Agreement is amended as follows, which amendment shall take effect on the First Amendment Effective
     Date:

          Article 1 of the Loan Agreement is amended so that the following Definitions, included therein, read as follows:

          "Apparel Division Inventory Advance Rate": The following percentage during the following periods:

                  ------------------------------------------ -------------------------------------------- ----------
                  FROM                                       TO                                           Rate
                  ------------------------------------------ -------------------------------------------- ----------
                  Effective Date of this Agreement           December 15, 1999                            29%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 1999                          Day Prior To First Amendment Effective date  27%
                  ------------------------------------------ -------------------------------------------- ----------
                  First Amendment Effective Date             December 15, 2000                            29%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 2000                          August 31, 2001                              27%
                  ------------------------------------------ -------------------------------------------- ----------
                  September 1, 2001                          December 15, 2001                            29%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 2001                          May 1, 2002                                  27%
                  ------------------------------------------ -------------------------------------------- ----------

         "Loan to Collateral Percentage":   Subject to Section , the following:

                  ------------------------------------------ ------------------------------------- -----------------
                  FROM                                       TO                                    Percentage
                  ------------------------------------------ ------------------------------------- -----------------
                  Effective Date of this Agreement           April 30, 2000                        105%
                  ------------------------------------------ ------------------------------------- -----------------
                  May 1, 2000                                Day Prior To First Amendment          100%
                                                                  Effective date

                  ------------------------------------------ ------------------------------------- -----------------
                  First Amendment Effective Date             December 15, 2000                      97.5%
                  ------------------------------------------ ------------------------------------- -----------------
                  December 16, 2000                          April 30, 2001                        95%
                  ------------------------------------------ ------------------------------------- -----------------
                  All times After April 30, 2001                                                   90%
                  ------------------------------------------ ------------------------------------- -----------------

          "Shoe Division Inventory Advance Rate": The following percentage during the following periods:

                  ------------------------------------------ -------------------------------------------- ----------
                  FROM                                       TO                                           Rate
                  ------------------------------------------ -------------------------------------------- ----------
                  Effective Date of this Agreement           December 15, 1999                            30%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 1999                          Day Prior To First Amendment Effective date  28%
                  ------------------------------------------ -------------------------------------------- ----------
                  First Amendment Effective Date             December 15, 2000                            30%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 2000                          August 31, 2001                              28%
                  ------------------------------------------ -------------------------------------------- ----------
                  September 1, 2001                          December 15, 2001                            30%
                  ------------------------------------------ -------------------------------------------- ----------
                  December 16, 2001                          May 1, 2002                                  28%
                  ------------------------------------------ -------------------------------------------- ----------

          Article 1 of the Loan Agreement is further amended by the addition of the following Definition in alphabetical order therein:

          "First Amendment Effective Date": The date specified in the First Amendment to this Loan Agreement as its effective date.


         Section 3-3(b) of the Loan Agreement is amended to read as follows:

          (b) Prepayments may be made towards the unpaid principal balance of the Term Loan as provided in this Section as well as provided in Section 3:3-3(c):

                    (i) Subject to Section , the following prepayments of the Term Loan may be made on or after the date indicated:

                       (A) December 31, 2000 : $5 Million

                      (B)  May 1, 2001 : $5 Million

                    (ii) The  prepayments  described  in  Section  may  be  made provided that (x) on the date on which such payment is made, no Suspension Event is continuing and (y) Overall Availability is not less than the following on each of the 30 consecutive days prior to, through one day after the day on which the subject prepayment is made and (z) with respect to the prepayment described in Section 3:3-3(b)(i)(B), which may be made on or after May 1, 2001, only if the prepayment described in Section 3:3-3(b)(i)(A), which may be made on or after December 31, 2000 has been made (the "Prepayment Parameter"):

                      (A) Prepayment on or after December 31, 2000 : $30 Million
                      (B) Prepayment on or after May 1, 2001 : $25 Million

         2.       CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

          The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

          (a) Payment of the First Amendment Fee described in the First Amendment Fee Letter of or about even date.

          (b) The delivery of the Administrative Agent of Certificates executed respectively by the Chief Executive Officer and the Chief Financial Officer of J. Baker, Inc. stating that at the delivery of such Certificates, no Suspension Event has occurred which is then continuing and that neither the execution nor the effectiveness of this First Amendment is prohibited by or constitutes a breach of any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound.

         3.       RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

          (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrowers' Representative and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

          (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

         4.       MISCELLANEOUS:

          (a) Terms used in the First Amendment which are defined in the Loan Agreement are used as so defined.

          (b) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (c) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          (d) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity,
     legality,   or  enforceability  of  any  other  provisions  of  this  First
     Amendment.

          (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this First Amendment.

          (f) This First Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

          Except as amended hereby all terms and conditions of the Loan Agreement shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                      FLEET  RETAIL FINANCE INC.


                                     By:               /s/ Sally A. Sheehan
                                     Name:             Sally A. Sheehan
                                     Title:            Director

                                                   THE REVOLVING CREDIT LENDERS:
                                                      FLEET  RETAIL FINANCE INC.

                                     By:               /s/ Sally A. Sheehan
                                     Name:             Sally A. Sheehan
                                     Title:            Director

                                                  DEBIS FINANCIAL SERVICES, INC.

                                     By:               /s/ James M. Vandervalk
                                     Name:             James M. Vandervalk
                                     Title:            President, ABC Division



                                                          HELLER FINANCIAL, INC.

                                     By:               /s/ Richard J. Holston
                                     Name:             Richard J. Holston
                                     Title:            Assistant Vice President


                                                      ORIX BUSINESS CREDIT, INC.

                                     By:               /s/ F.J. Plank
                                     Name:             F.J. Plank
                                     Title:            President



                                                    FOOTHILL CAPITAL CORPORATION

                                     By:               /s/  Todd R. Nakamoto
                                     Name:             Todd R. Nakamoto
                                     Title:            Vice President


                                          NATIONAL CITY COMMERCIAL FINANCE, INC.


                                     By:               /s/ Elizabeth M. Lynch
                                     Name:             Elizabeth M. Lynch
                                     Title:            Senior Vice President


                                                                    AMSOUTH BANK

                                     By:               /s/ Frank D. Marsicano
                                     Name:             Frank D. Marsicano
                                     Title:            Attorney in Fact


                                                         LASALLE BUSINESS CREDIT


                                     By:               /s/ Corey L. Sclar
                                     Name:             Corey L. Sclar
                                     Title:            Vice President


                                                              THE PROVIDENT BANK


                                     By:               /s/ Jose V. Garde
                                     Name:             Jose V. Garde
                                     Title:            Vice President


                                                      FINOVA CAPITAL CORPORATION


                                     By:               /s/ Gerard C. Wordell
                                     Name:             Gerard C. Wordell
                                     Title:            Authorized Signer


                                             IBJ WHITEHALL BUSINESS CREDIT CORP.


                                     By:               /s/ John N. Favale
                                     Name:             John N. Favale
                                     Title:            AVP



                                                                  SOVEREIGN BANK

                                     By:               /s/ Patrick J. Norton
                                     Name:             Patrick J. Norton
                                     Title:            Vice President


                                                                THE TERM LENDER:
                                                            BACK BAY CAPITAL LLC

                                     By:               /s/ Michael L. Pizette
                                     Name:             Michael L. Pizette
                                     Title:            Managing Director


                                                       BORROWERS' REPRESENTATIVE
                                                        J. BAKER, INC., as Agent

                                     By:               /s/ Alan I. Weinstein
                                     Name:             Alan I Weinstein
                                     Title:            President and CEO